Corebridge MarketLock® Annuity
issued by
American General Life Insurance Company
in all states except in New York

updating SUMMARY PROSPECTUS FOR NEW INVESTORS
May 1, 2026

This updating summary prospectus provides updated information about Corebridge MarketLock Annuity, a single purchase payment deferred registered index-linked annuity.
The prospectus for the contract contains more information about the contract, such as the contract's features, benefits, and risks.You can find the current prospectus and other information about the contract online at www.corebridgefinancial.com/rila-documents. You can also obtain this information at no cost by calling (877) 445-1262 or by writing to our Annuity Service Center (P.O. Box 15570, Amarillo, Texas 79105-5570).

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Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Special Terms Used in this Summary Prospectus

Accumulation Phase - The period during which you invest money in your Contract, from the Contract Issue Date until the Income Phase begins.
Allocation Account - A Strategy Account Option or the Fixed Account Option.
Buffer - The downside parameter that provides limited protection from negative Index performance. If negative Index performance exceeds the Buffer Rate, your negative Index performance will equal the negative Index Performance in excess of the Buffer Rate. If negative Index performance does not exceed the Buffer Rate, you will not incur a loss.
Buffer Rate - A percentage used to calculate the Index Credit Rate for a Strategy Account Option when the Index Change is negative. For the purposes of this definition, “Buffer Rate” includes the “Lock Buffer Rate.”
Business Day - Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Time. If any transaction or event under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be processed using the applicable Index Value and will be deemed to occur on the next following Business Day unless otherwise specified.
Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate. If you select a Strategy Account Option with a Cap, and the positive Index performance meets or exceeds the Cap Rate, you will receive an Index Credit Rate equal to the Cap Rate.
Cap Rate - A percentage used to calculate the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with a Cap.
Cap Secure - An Upside Parameter designed to limit your participation in positive Index performance up to and including the Cap Secure Rate measured each Contract Anniversary over a multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance on a Contract Anniversary meets or exceeds the Cap Secure Rate, the performance for the Strategy Account Option for that year will be limited to the Cap Secure Rate. While the performance for the Strategy Account Option based on the Cap Secure Rate will be calculated each Contract Anniversary, the Index Credit Rate is not applied until the Term End Date.
Cap Secure Rate - A percentage used to calculate the upside participation if the Index Change is positive measured at each Contract Anniversary over a multi-year Term for a Strategy Account Option with Cap Secure. A Cap Secure Rate is set for the entire multi-year Term and will not change throughout the Term or on any Contract Anniversary.
Cash Value - The total amount that is available for Withdrawal or Surrender. Your Cash Value is equal to the Contract Value after adjustment for any applicable fees and Withdrawal Charges. The Cash Value will never be less than the minimum required by law.
Company - American General Life Insurance Company (“AGL”), the insurer that issues the Contract. The terms “we,” “us” and “our” are also used to identify the Company.
Contract - The Corebridge MarketLock® Annuity.
Contract Anniversary - The same date, each subsequent year, as your Contract Issue Date.
Contract Issue Date - The Business Day we issue your Contract. The Contract Issue Date will generally be no later than two (2) Business Days after we receive your Purchase Payment and Contract application in Good Order. Contract Years and Contract Anniversaries are measured from this date.
Contract Value - The total amount attributable to your Contract. The Contract Value is the sum of all amounts invested in the Strategy Account Option(s) as well as the Fixed Account Option. If you invest in the Strategy Account Options, the Interim Value of those accounts will be used when determining your Contract Value on any day that is not a Term Start Date or Term End Date.
Contract Year - The 12-month period beginning on the Contract Issue Date and ending on each Contract Anniversary thereafter.
Dual Direction with Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate, or the absolute value of any negative Index performance up to and including the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the positive Index performance meets or exceeds the Cap Rate, you will receive an Index Credit Rate equal to the Cap Rate. If the absolute value of the negative Index performance exceeds the Buffer Rate, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.
Dual Direction Trigger with Cap – An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date subject to a Cap Rate, a Trigger Rate, and the absolute value of the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the Index performance on the Term End Date is positive and less than or equal to the absolute value of the Buffer Rate on the Term End Date, you will receive an Index Credit Rate equal to the Trigger Rate. If the Index performance on the Term End Date is positive and exceeds the absolute value of the Buffer Rate, you will receive a positive Index Credit Rate equal to the positive Index performance up to the Cap Rate. If the Index performance is negative and does not exceed the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is negative and exceeds the Buffer Rate on the Term End Date, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.
Enhanced Participation and Cap – An Upside Parameter that operates identically to the Participation and Cap Upside Parameter but offers a higher (i.e., “enhanced”) minimum guaranteed Participation Rate. All descriptions, risks, and examples in this prospectus that refer to a Strategy Account Option with Participation and Cap also apply to a Strategy Account Option with Enhanced Participation and Cap.
Fixed Account Option - An investment option under the Contract in which you may invest money and earn a fixed rate of return.

Good Order - Fully and accurately completed form(s) and/or instructions as determined by us, including any necessary documentation, applicable to any transaction or request received by us.
Income Phase - The period starting upon annuitization during which we make annuity income payments to you.
Index - The reference index to which a Strategy Account Option is linked. Each Index is a price return index, and its performance does not reflect any dividends or distributions paid on the securities comprising the Index.
Index Change - For all Strategy Account Options other than those with the Cap Secure Upside Parameter and Lock Upside Parameter, the percentage change in the Index Value between the Term Start Date and the Term End Date, which is determined by comparing the Index Value on the Term Start Date to the Index Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, the percentage change in the Index Value, which is measured by calculating the annual compounded percentage change in Index Value, including Contract Anniversaries during the Term.
For Strategy Account Options with Lock Upside Parameter, the percentage change in the Index Value, which is determined by comparing the Index Value on the Term Start Date and any day during the Term.
Index Credit - For all Strategy Account Options other than those with the Lock Upside Parameter, the dollar amount of gain or loss reflected in your Strategy Account Option Value on the Term End Date.
For Strategy Account Options with Lock Upside Parameter, (i) the dollar amount of gain reflected in your Strategy Account Option Value on the first day during the Term where the Index Change meets or exceeds the Lock Threshold at Market Close, or (ii) if the Index Change does not meet or exceed the Lock Threshold on any day at Market Close on or before the Term End Date, then the dollar amount of gain or loss reflected in your Strategy Account Option Value on the Term End Date.
Index Credit may be positive, negative, or zero.
Index Credit Rate - For all Strategy Account Options other than those with Cap Secure Upside Parameter and Lock Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date based on the Index Change on each Contact Anniversary during the Term.
For Strategy Account Options with Lock Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on any day during the Term.
The Index Credit Rate may be positive, negative, or zero.
Index Value - An Index’s closing market price at the end of the Business Day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the previous Business Day. The Company relies on the Index Values reported by a third-party.
Interim Value - The value of a Strategy Account Option on any day during the Term other than the Term Start Date or Term End Date. This value is used to determine the amount available in the Strategy Account Option for Withdrawals, Surrenders, annuitization, death benefits and to pay fees and charges during the Term. If you exercise a Performance Capture, the “captured” gain or loss will be based on an Interim Value. The Interim Value is calculated at the end of the Business Day. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss.
Lock - An Upside Parameter designed to limit your participation in positive Index performance if the Lock Threshold is met at Market Close on any day during the Term. If you select a Strategy Account Option with Lock Upside Parameter and the positive Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. When that occurs, you will no longer participate in the Index performance, and you will not receive an additional Index Credit Rate on the Term End Date for that Strategy Account Option. After we apply the Index Credit Rate as of the date the Lock Threshold is met, you will be credited with the Lock Fixed Rate until the next Contract Anniversary. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer.
Lock Buffer Rate - The Buffer Rate associated with a Strategy Account Option with Lock Upside Parameter.
Lock Fixed Rate - For only a Strategy Account Option with Lock Upside Parameter, the Lock Fixed Rate is a short-term fixed rate that is applied to the Strategy Account Option Value from the date the Lock Threshold is met to the next Contract Anniversary.
We may change the Lock Fixed Rate at any time at our discretion, subject to an annual guaranteed minimum interest rate of 0.25%.
Lock Threshold - A percentage used as a threshold, and to calculate, the Index Credit Rate if the Index Change meets or exceeds this percentage at Market Close on any day during the Term for a Strategy Account Option with Lock Upside Parameter. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer.
Latest Annuity Date - The Contract Anniversary following your 95th birthday. The initial annuity income payment will be paid on the first Business Day of the month following the Latest Annuity Date.
Negative Adjustment - A proportional reduction in your Strategy Base if (i) a fee or charge is deducted from a Strategy Account Option on or before the Term End Date; or (ii) you take a Withdrawal (including, but not limited to, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy the required minimum distributions under the Internal Revenue Code, or free Withdrawal amounts) from a Strategy Account Option on or before the Term End Date. A Negative Adjustment could be greater than or less than the amount withdrawn and could significantly reduce your gains (if any) on the Term End Date (because the Index Credit Rate will be applied to a smaller Strategy Base).
Net Purchase Payment - A Purchase Payment that is reduced in the same proportion as the Contract Value is reduced by a Withdrawal on the date of such Withdrawal. Note that this proportional reduction may result in the Net Purchase Payment being reduced by more than the amount withdrawn when the Contract Value is less than the Net Purchase Payment remaining. For example, assume the Contract Value is $15,000, the Net Purchase Payment is $20,000 and a Withdrawal of $6,000 is taken. The Contract Value is reduced by $6,000 which is a 40% reduction. The corresponding deduction to the Net Purchase Payment would be $8,000 (40% x $20,000). A Net Purchase Payment is an on-going calculation. It does not represent a Contract Value.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this Contract. The terms “you” or “your” are also used to identify the Owner.
Participation and Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate and up to and including the Cap Rate.
Participation Rate - A percentage used as part of the calculation of the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with Participation and Cap. The Participation Rate is multiplied by the positive Index performance as part of the calculation of the Index Credit Rate if the Index Change is positive.
Performance Capture - Performance Capture is a feature offered for Strategy Account Options other than those with a Lock Upside Parameter that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.” You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant. You should speak with your financial representative before exercising Performance Capture.
The Performance Capture feature is different from the Lock Upside Parameter. Also, the Strategy Account Options for which the Performance Capture feature is available are different from the Strategy Account Options that use Lock as an Upside Parameter.
The table in "Appendix A: Investment Options Available Under the Contract" shows the Strategy Account Options that include Performance Capture as a feature versus the Strategy Account Options that include Lock as an Upside Parameter.
Once Performance Capture occurs, you will no longer participate in Index performance for the remainder of the Term, and you will not receive an Index Credit on the Term End Date for that Strategy Account Option. The “captured” value will then be credited with the Performance Capture Fixed Rate from the Performance Capture Date until the next Contract Anniversary.
You may exercise Performance Capture for one, some, or all of your applicable Strategy Account Options other than a Strategy Account Option with Lock Upside Parameter. You may decide not to exercise a Performance Capture. Performance Capture is not available for a Strategy Account Option with Lock Upside Parameter.
Performance Capture Fixed Rate - For all Strategy Account Options other than those with Lock Upside Parameter, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Performance Capture Fixed Rate at any time at our discretion, subject to an annual guaranteed minimum interest rate of 0.25%.
Purchase Payment - The money you give us to buy and invest in the Contract.
Return of Purchase Payment Death Benefit - The minimum death benefit provided by the optional Return of Purchase Payment Death Benefit, which may be elected, for a fee, at the time you purchase the Contract. The Return of Purchase Payment Death Benefit will equal 100% of the Purchase Payment on the Contract Issue Date. The Return of Purchase Payment Death Benefit will be proportionately reduced by Withdrawals. If the Return of Purchase Payment Death Benefit has been elected, the Return of Purchase Payment Death Benefit is only payable upon the death of the Owner during the Accumulation Phase.
Strategy Account Option - An index-linked investment option under the Contract.
Strategy Account Option Value - The value of your investment in a Strategy Account Option on any day during the Term.
Strategy Base - A value used to calculate Interim Value and Index Credits. The Strategy Base is equal to the Contract Value allocated to a Strategy Account Option on the Term Start Date and (i) reduced proportionally for Withdrawals, fees and charges, if any, deducted from the Strategy Account Option since the Term Start Date; and (ii) increased proportionally to any applicable Interim Value increase at the time of a Continuation Contribution when there is a spousal continuation upon death of Owner.
Surrender - A full Withdrawal of Cash Value and termination of the Contract.
Systematic Withdrawal Program - A program, for no additional charge, available during the Accumulation Phase where you may elect to receive periodic Withdrawals. Under the program, Withdrawals are taken proportionally from your Allocation Accounts and you may choose to take monthly, quarterly, semi-annual or annual Withdrawals from your Contract. Under this program, if a Withdrawal is scheduled for a day that does not exist in a given calendar month, it will occur on the last day of such month.
Term - The duration of an Allocation Account’s investment term, expressed in years. The Term is also the period during which the performance of a Strategy Account Option is linked to the performance of an Index. The Term begins on the Term Start Date and ends on the Term End Date. The Term for a Strategy Account Option may be one, three, or six years.
Term End Date - The Contract Anniversary on the last day of the Term.
Term Start Date - The date the Purchase Payment or Contract Value is allocated to a new Term. The Term Start Date is generally the Contract Issue Date for the initial Term, and a Contract Anniversary for each subsequent Term.
Trigger - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date equal to the Trigger Rate. If you select a Strategy Account Option with a Trigger, and the Index performance on the Term End Date is greater than or equal to zero, you will receive an Index Credit Rate equal to the Trigger Rate. If Index performance exceeds the Trigger Rate, you will receive an Index Credit Rate equal to the Trigger Rate.
Trigger Rate - A percentage used to calculate the Index Credit Rate if the Index Change is greater than or equal to zero on the Term End Date for a Strategy Account Option with Trigger.

Upside Parameter - A feature of a Strategy Account Option that represents the Index crediting methodology available under the Contract. Upside Parameters determine how Index performance is measured and applied in calculating the Index Credit Rate. The Upside Parameters are Cap, Cap Secure, Participation and Cap, Enhanced Participation and Cap, Dual Direction with Cap, Dual Direction Trigger with Cap, Trigger and Lock. Certain Upside Parameters contain limits on participation in positive Index performance. These include Cap, Cap Secure, Participation, Trigger and Lock.
Withdrawal - The amount of Contract Value you withdraw from the Contract before adjustment for applicable Withdrawal Charges. A Withdrawal includes, but is not limited to, one-time Withdrawals, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy required minimum distributions under the Internal Revenue Code, free withdrawal amounts, and Withdrawals under the Extended Care Waiver or the Terminal Illness Waiver.
Withdrawal Charge Period - The period during which we may apply a Withdrawal Charge to Withdrawals and Surrenders. The Withdrawal Charge Period begins on the Contract Issue Date and ends the day after the last day of the sixth Contract Year.

Updated Information About Your Contract

The following is a summary of certain contract features that have changed since the prospectuses dated April 28, 2025. This may not reflect all of the changes that have occurred since you purchased your contract. Please see the prospectus available on www.corebridgefinancial.com/rila-documents for more information.
Strategy Account Options
The following Strategy Account Options are available for allocation as of October 27, 2025:
Index	Type of Index	Term	Index Crediting Method	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
6-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction Trigger with Cap*	20%	Buffer Rate	5%	Trigger Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	10%	Buffer Rate	101%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	20%	Buffer rate	101%	Participation Rate	Manual or Automatic
						5%	Cap Rate
* The Strategy Account Option with Dual Direction Trigger with Cap is not available in California.

The following Strategy Account Options are available for allocation as of May 1, 2026:
Index	Type of Index	Term	Index Crediting Method	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
3-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Nasdaq-100 Index®	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate

Index	Type of Index	Term	Index Crediting Method	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
6-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
MSCI EAFE Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Russell 2000® Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate

Important Information You Should Consider about the Contract

	Fees, Expenses and Adjustments	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Withdrawal Charges. If you take a Withdrawal from your Contract within six (6) years following the Contract Issue Date, you may be assessed a Withdrawal Charge of up to 8%, as a percentage of the Contract Value withdrawn. For example, if you make a Withdrawal during the Withdrawal Charge Period, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a Negative Adjustment based on Interim Values of the Strategy Account Options, taxes or tax penalties.
Interim Value Adjustments. Your Contract Value in a Strategy Account Option will be adjusted to the Interim Value if all or a portion of Contract Value is removed from the
Strategy Account Option during the Term. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Under extreme conditions, you could lose up to 100% of your investment in a Strategy Account
Option due to Interim Value. For example, if you allocate $100,000 to a Strategy Account
Option with a 3-year Term and later withdraw the entire amount before the 3 years have elapsed, you could lose up to $100,000 of your investment. The following transactions are subject to the Interim Value of Strategy Account Option:
•A fee or charge is deducted from the Strategy Account Option
•An amount is deducted from the Strategy Account Option due to a Surrender or
Withdrawal (including a systematic Withdrawal, RMDs, free Withdrawal amounts or any other Withdrawal);
•The Contract is annuitized; or
•The death benefit is paid.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at
www.corebridgefinancial.com/annuities or by contacting your financial representative.
Fee Table Fees, Charges and Adjustments
Are There Transaction Charges?	No, other than Surrender Charges and Interim Value adjustments.	Not Applicable

	Fees, Expenses and Adjustments			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?
Yes.
Under the Strategy Account Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of an Upside Parameter.
This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on whether you choose the optional Return of Purchase Payment Death Benefit. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
Fee Table Fees, Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Optional Return of Purchase Payment Death Benefit available for an additional charge[1]	0.20%	0.20%
1 As a percentage of Net Purchase Payments on each Contract Anniversary.
Because your Contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract or make any other transactions, which could add Withdrawal Charges and Negative Adjustments for
Interim Value that substantially increase costs.

	Lowest Annual Cost: $0	Highest Annual Cost: $200
	Assumes: •Investment of $100,000 •5% annual appreciation •No Optional benefits •No sales charges •No transfers or withdrawal •No adjustment for Interim Values	Assumes: •Investment of $100,000 •5% annual appreciation •Optional Return of Purchase Payment Death Benefit •No sales charges •No transfers or withdrawals •No adjustment for Interim Values
Risks
Is There a Risk of Loss from Poor Performance?
Yes. You could lose money by investing in the Contract. If you invest in a Strategy
Account Option, under extreme circumstances, you could lose up to 90% of your investment in a Strategy Account Option with a Buffer Rate of 10% and 99% of your investment in a Strategy Account Option with a Lock Buffer Rate of 1% due to negative Index performance. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is
10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside
Parameter will not change from one Term to the next. The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer
Rate of 1%. There is no guarantee that Strategy Account Options that limit Index losses will always be offered. We reserve the right to add, replace or remove Strategy
Account Options offered and limit the number of Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.
Principal Risks of Investing in the Contract

	Risks	LOCATION IN PROSPECTUS
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the
Contract as a short-term investment or savings vehicle. A Withdrawal Charge may apply in certain circumstances and any Withdrawals may also be subject to federal and state income taxes and tax penalties. Withdrawals could result in significant reductions to your Contract
Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals from a Strategy Account Option prior to the Term End Date may result in an adjustment for
Interim Value. Your Strategy Account Option Value will be transferred on the Term End
Date according to your instructions. If we do not receive transfer instructions from you within the appropriate time frame, we will automatically transfer or renew, as applicable, your Strategy Account Option and/or Fixed Account Option Value as follows:
•Any Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates declared for that Term. If your Contract Value is invested in a Strategy Account Option with a 1-year Term that is no longer available for investment, the Contract Value in the expiring Strategy Account Option will automatically be transferred to the Fixed Account
Option, subject to the renewal interest rate, and will remain there until you provide transfer instructions. The Contract Value automatically transferred to the Fixed Account
Option in the absence of transfer instructions cannot be transferred to another available
Strategy Account Option until the next Contract Anniversary.
•Any Contract Value in an expiring Strategy Account Option with a multi-year Term or
Fixed Account Option will automatically be transferred or renewed to the Fixed Account
Option, subject to the applicable renewal interest rates and will remain there until you provide transfer instructions. The Contract Value automatically renewed or transferred to the Fixed Account Option in the absence of transfer instructions cannot be transferred to a Strategy Account Option until the next Contract Anniversary.
Principal Risks of Investing in the Contract

	Risks	LOCATION IN PROSPECTUS
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indices for the Strategy Account Options under the Contract. Each Allocation Account will have its own unique risks. You should review the
Allocation Accounts before making an investment decision.
For investments in a Strategy Account Option, the Cap Rate, Dual Direction with Cap, Cap
Secure Rate, Participation and Cap Rates, Enhanced Participation and Cap Rates, Trigger
Rate, Dual Direction Trigger with Cap or Lock Threshold will limit positive Index performance (e.g., limited upside). For example:
•If the Strategy Account Option has a Cap Rate, and the Index Change is 15% and the
Cap Rate is 10%, the Index Credit Rate would be 10% on the Term End Date;
•If the Strategy Account Option has a Dual Direction with Cap, and the Index Change is
11% and the Cap Rate is 8%, the Index Credit Rate would be 8% on the Term End Date;
•If the Strategy Account Option has a Cap Secure Rate, and the annual Index Change is
15%, and the Cap Secure Rate is 8%, the adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract
Anniversary within the multi- year Term would be compounded to establish the Index
Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a 6-year Term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)6}-1=34.01%);
•If the Strategy Account Option has Participation and Cap Rates or Enhanced Participation
and Cap Rates, the Index Change is 20%, the Participation Rate is 105%, and the Cap
Rate is 10%, the Index Credit Rate would be 10% on the Term End Date;
•If the Strategy Account Option has a Trigger Rate, and the Index Change is greater than or equal to zero (for example, 12%), and the Trigger Rate is 4%, the Index Credit Rate
would be 4% on the Term End Date;
•If the Strategy Account Option has a Dual Direction Trigger with Cap, and the Index
Change is 22%, the Buffer Rate is 10%, the Cap Rate is 20%, and the Trigger Rate is
3%, your Index Credit Rate would be 20% on the Term End Date. Since the Index Change was positive and exceeded the absolute value of the Buffer Rate, the Trigger Rate does not apply. The Cap Rate applies limiting your Index Credit Rate to 20%. Alternatively, if the Index Change is 5%, the Buffer Rate is 10%, the Cap Rate is 15%, and the Trigger
Rate is 3%, your Index Credit Rate would be 3%. Since the Index Change was positive and did not exceed the absolute value of the Buffer Rate, the Trigger Rate applies limiting your Index Credit Rate to 3%; and
•If the Strategy Account Option has a Lock Threshold and the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. For example, if the
Lock Threshold is 50% and the Index Change at Market Close on any day during the
Term is 50% or greater, you will receive an Index Credit Rate equal to 50% on that date, even if the Index Change on the Term End Date is 65%.
This may result in you earning less than the Index return.
For investments in a Strategy Account Option, the Buffer will limit negative Index Credit
Rates on the Term End Date (e.g., limited protection in the case of market decline). For example:
•If the Index Change is −25% and Buffer Rate is 10%, the Index Credit Rate would be
−15% (the amount that the Index Change exceeds the Buffer Rate) on the Term End
Date.
Each Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
You bear all loss that exceeds the Buffer.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. The Company is solely responsible to the Owner for the Contract Value and the guaranteed benefits. The general obligations including the Fixed Account Option and Strategy Account Options under the Contract are supported by our general account and are subject to our claims paying ability. An Owner should look solely to our financial strength for our claims-paying ability.
More information about the Company, including our financial strength ratings, may be obtained at https://investors.corebridgefinancial.com/financials/Ratings/default.aspx.
Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?
Yes.
Transfer Restrictions. Contract Value allocated to a Strategy Account Option may only be transferred on the Term End Date. Contract Value allocated to the Fixed Account Option may not be transferred until the next Contract Anniversary. If you do not want to remain invested in the Fixed Account Option until the next Contract Anniversary, or in a Strategy
Account Option until the Term End Date, your only options will be to take a Withdrawal from or Surrender the Contract, or exercise the Performance Capture feature (if available)
and transfer your Strategy Account Option Value on the next Contract Anniversary. If you elect one of these options, the transaction will be based on the Interim Values of the
Strategy Account Options. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss. All Withdrawals taken (and fees and charges deducted from your Contract) will reduce your Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the
Interim Value is reduced (rather than a dollar-for-dollar basis) which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount withdrawn, and the fee or charge deducted.
Withdrawals and Surrenders may be subject to Withdrawal Charges, any applicable fees, and taxes (including a 10% Federal tax penalty before age 59½).
Transfer requests must be provided before Market Close on the Term End Date (or Contract
Anniversary after a Performance Capture or a Lock Threshold is met). If the Term End
Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business
Day before the Term End Date (or Contract Anniversary after a Performance Capture or a
Lock Threshold is met).
Performance Capture Restrictions. Manual Performance Capture is not allowed, and automatic Performance Capture settings cannot be changed, during the five (5) days prior to a Term End Date. Once a Performance Capture occurs, it cannot be revoked.
Investment Restrictions.
•Some Strategy Account Options may only be available on the Contract Issue Date. On the
Term End Date, you will only be able to invest in the Strategy Account Option(s)
available at that time.
•When allocating Contract Value on a Term End Date among the available Allocation
Accounts, you may not invest in any Strategy Account Option that has a Term that extends beyond the Latest Annuity Date. If there is no eligible Strategy Account Option, only the Fixed Account Option will be available to you for investment.
•The Company reserves the right to stop offering all but one Strategy Account
Option. We will provide you with written notice before adding, replacing, or removing a
Strategy Account Option or Index
Availability of Strategy Account Options and Indices. We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account
Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account
Options, the Upside Parameters rates, and the Lock Buffer Rates subject to the stated
guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract.
Certain Strategy Account Options and Indices may not be available through your financial representative. See "Appendix H: Broker-Dealer Variations" in the prospectus. You may obtain information about the Strategy Account Options and Indices that are available to you by contacting your financial representative.
Allocation Accounts Transfers between Allocation Accounts

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (e.g., death benefit, Performance Capture feature, Extended Care Waiver, Terminal Illness
Waiver).
•Except as otherwise provided, Contract benefits may not be modified or terminated by the
Company.
•Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.
Availability of the optional Return of Purchase Payment Death Benefit. The optional
Return of Purchase Payment Death Benefit may not be available through certain selling broker-dealer firms. See "Appendix H: Broker-Dealer Variations" in the prospectus. You should ask your financial representative if the optional Return of Purchase Payment Death
Benefit is available under your Contract.
Death Benefit – Death Benefit Options
TAXES
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchase the Contract through an IRA, there is no additional tax benefit under the
Contract.
•Earnings under your Contract are taxed at ordinary income tax rates when withdrawn.
You may be subject to a tax penalty if you take a Withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your financial representative may receive compensation for selling this Contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this Contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our Contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should ask your financial representative about how they are compensated.
Payments in Connection with Distribution of the Contract
Should I Exchange My Contract?
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Purchasing a Corebridge MarketLock® Annuity – Exchange Offers

Appendix A: Investment Options Available Under the Contract

Strategy Account Options
The following is a list of Strategy Account Options currently available under the Contract. We may change the features of the Strategy Account Options listed below (including the Index and the current limits on Index gains and losses), offer new Strategy Account Options, and terminate existing Strategy Account Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Current Lock Buffer Rates are provided in the Rate Sheet Supplement that must accompany this prospectus. Information about current limits on Index gains and Index losses is available at www.corebridgefinancial.com/rila-renewals-and-rates. Note: If amounts are removed from a Strategy Account Option before the Term End Date, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you waited until the Term End Date.
See “Allocation Accounts – Strategy Account Options” in the prospectus for a description of the Strategy Account Options’ features. See “Valuing your Investment in a Strategy Account Option – Interim Value” and “Fees, Charges and Adjustments – Adjustments” in the prospectus for more information about Interim Value adjustments.
The availability of Strategy Account Options may vary depending on the broker-dealer firm through which the Contract is sold. See "Appendix H: Broker-Dealer Variations” in the prospectus for additional information.
Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
1-Year Term Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	20%	Buffer Rate	2%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Trigger	10%	Buffer Rate	2%	Trigger Rate	Manual
S&P 500® Index	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Trigger	10%	Buffer Rate	2%	Trigger Rate	Manual
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
3-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 30%	See Rate Sheet Supplement		30%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 40%	See Rate Sheet Supplement		40%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 50%	See Rate Sheet Supplement		50%	Lock Threshold percentage	N/A
3-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
3-Year Strategy Account Options without Lock Upside Parameter-continued
Nasdaq-100 Index®	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
6-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	5%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	20%	Buffer Rate	5%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
MSCI EAFE Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Russell 2000® Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction Trigger with Cap*	20%	Buffer Rate	5%	Trigger Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Annual Application of Cap and Buffer Cap Secure	10%	Buffer Rate	2%	Cap Secure Rate	Manual
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	10%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	10%	Buffer Rate	101%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	20%	Buffer Rate	101%	Participation Rate	Manual or Automatic
						5%	Cap Rate
6-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 50%	See Rate Sheet Supplement		50%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 75%	See Rate Sheet Supplement		75%	Lock Threshold percentage	N/A

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)	Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
6-Year Strategy Account Options with Lock Upside Parameter-continued
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 100%	See Rate Sheet Supplement	100%	Lock Threshold percentage	N/A
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.
2
If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture or Lock Threshold is met). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.
*
The Strategy Account Option with Dual Direction Trigger with Cap is not available in California.
The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer Rate of 1%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change from one Term to the next for so long as that Strategy Account Option remains available under the Contract. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Option other than those with Lock Upside Parameter is 10%. We reserve the right to add and remove Strategy Account Options as available investment options. As such, the Buffer Rates offered under the Contract for new Strategy Account Options may change from one Term to the next. There is no guarantee that Strategy Account Options that limit Index losses will always be offered. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.
The minimum guaranteed rates that may be established under the Contract for each type of limit on Index gains (other than Lock Upside Parameter) are: Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation Rate (no lower than 100%) and Trigger Rate (no lower than 2%). The Lock Threshold for a Strategy Account Option with Lock Upside Parameter are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
Fixed Account Option
The following is the Fixed Account Option currently available under the Contract. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options and terminate existing Fixed Account Options. We will provide you with at least 10 days written notice before doing so.
See “Allocation Accounts – Fixed Account Option” in the prospectus for a description of the Fixed Account Option’s features.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	0.25%
The availability of the Fixed Account Option may vary depending on the broker-dealer firm through which the Contract is sold. See "Appendix H: Broker-Dealer Variations” in the prospectus for additional information.
Lock Fixed Rate and Performance Capture Fixed Rate
For only a Strategy Account Option with Lock Upside Parameter, the Lock Fixed Rate is a short-term fixed rate that is applied to the Strategy Account Option Value from the date the Lock Threshold is met to the next Contract Anniversary.
For all Strategy Account Options other than those with Lock Upside Parameter, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to the Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Lock Fixed Rate and Performance Capture Fixed Rate at any time at our discretion subject to the following annual guaranteed minimum interest rates:

Name	Term	Minimum Guaranteed Interest Rate
Lock Fixed Rate (Available only for Strategy Account Options with Lock Upside Parameter)	Applies from the date the Lock Threshold is met to the next Contract Anniversary	0.25%
Performance Capture Fixed Rate (Available for all Strategy Account Options other than those with Lock Upside Parameter)	Applies from the Performance Capture Date until the next Contract Anniversary	0.25%

*  * *
This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifiers: C000256098